SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: December 7, 2017

Actua Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2017, Actua Corporation, a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”). As of November 2, 2017, the record date of the Special Meeting, there were a total of 32,156,605 shares of the Company’s Common Stock issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 25,492,277 shares of the Company’s Common Stock were represented in person or by proxy, and, accordingly, a quorum was present.

The following is a brief description of each matter voted upon at the Special Meeting, as well as the final number of votes cast for and cast against, as applicable, for each matter, as well as the number of abstentions and broker non-votes, as applicable, with respect to each such matter.

Proposal 1: The vote to approve the transactions contemplated by the Membership Interest Purchase Agreement, dated as of September 23, 2017, by and among the Company, Actua Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Actua Holdings”), Arsenal Acquisition Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Actua Holdings, and Velocity Holdco III Inc. (f/k/a Arsenal Buyer Inc.), a Delaware corporation and an affiliate of CVC Growth Fund (such agreement, the “Velocity/Bolt Sale Agreement”), and the Agreement and Plan of Merger, dated as of September 25, 2017, by and among Folio Dynamics Holdings, Inc., a Delaware corporation and a majority-owned subsidiary of the Company (“FolioDynamix”), Envestnet, Inc., a Delaware corporation (“Envestnet”), FCD Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Envestnet, and Actua USA Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, as the representative of FolioDynamix’s stockholders (such agreement, the “Folio Sale Agreement”), which together constitute a sale of substantially all of the Company’s assets (such transactions together, the “Transactions”), were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,439,240	9,764	43,273	0

Proposal 2: The non-binding advisory vote to approve the compensation of the Company’s named executive officers based on or that otherwise relates to the Transactions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,197,890	8,247,848	46,539	0

Proposal 3: The votes to approve an adjournment of the Special Meeting, if necessary.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,125,002	1,324,051	43,224	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: December 7, 2017	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary